                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  October 2, 2000
                                                           ---------------

                             RENAL CARE GROUP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-27640                  62-1622383
     --------------              ----------               ------------
    (State or other             (Commission              (IRS Employer
    jurisdiction of             File Number)           Identification No.)
    incorporation)


           2100 West End Avenue, Suite 800, Nashville, Tennessee 37203
           -----------------------------------------------------------
          (Address, including zip code, of principal executive offices)


                                 (615) 345-5500
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On October 2, 2000, Renal Care Group, Inc. (the "Company") issued a press release announcing that the Board of Directors authorized the Company to expend up to $50 million to repurchase the Company's common stock. Such press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (a)    None.

         (b)    None.

         (c)    Exhibits.

                99.1 Press Release issued October 2, 2000, regarding the repurchase of the Company's common stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RENAL CARE GROUP, INC.

                                          By:      /s/ R. Dirk Allison
                                                   -----------------------
                                          Name:    R. Dirk Allison
                                                   -----------------------
                                          Title:   Chief Financial Officer
                                                   -----------------------

Date:  October 2, 2000